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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DRUG EMPORIUM, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                           [DRUG EMPORIUM, INC. LOGO]
                              DRUG EMPORIUM, INC.
                            155 Hidden Ravines Drive
                                  Powell, Ohio

June 13, 2000

To Our Shareholders:

     You are cordially invited to attend Drug Emporium's Annual Meeting of Shareholders, which will be held at 9:00 a.m., Wednesday, July 12, 2000, at the Columbus Bar Association, 175 South Third Street, 11th Floor, Columbus, Ohio.

     - You will find a Notice of Meeting on Page 1 that identifies the two proposals for your action.

     - No admission tickets will be required and refreshments will be served beginning at 8:30 a.m.

     - The most convenient and economical parking will be found at the City Center Parking Garage.

     Immediately following the meeting, we will present a brief report on Drug Emporium's business results and outlook for the future.

     Your vote is important and we encourage you to read this Proxy Statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed. Shareholders also have the option of voting via the Internet or by telephone. Instructions to vote via the Internet or by telephone are included on the proxy card.

Sincerely,

/s/ David L. Kriegel
David L. Kriegel
Chairman of the Board
and Chief Executive Officer

                           [DRUG EMPORIUM, INC. LOGO]
                              DRUG EMPORIUM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

DATE:     Wednesday, July 12, 2000

TIME:     9:00 a.m., Eastern Daylight Savings Time

PLACE:  The Columbus Bar Association
        11th Floor
        175 South Third Street
        Columbus, Ohio

RECORD DATE: May 22, 2000

MEETING AGENDA

     1.) Election of Directors

     2.) Ratification of the Appointment of Ernst & Young, LLP as Auditors

SHAREHOLDER LIST

     A list of shareholders entitled to vote at the meeting will be available during business hours for 10 days prior to the meeting at the Company's offices, 155 Hidden Ravines Drive, Powell, Ohio, for examination by any shareholder for any legally valid purpose.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Jane H. Lagusch

                                          JANE H. LAGUSCH,
                                          Vice President and Corporate Secretary

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

Voting Matters..............................................     1

Board Practices.............................................     2

Board Meetings and Committees of the Board..................     3

Director Compensation.......................................     4

PROPOSAL 1 -- ELECTION OF DIRECTORS.........................     4

Stock Ownership.............................................     5

Performance Graph...........................................     7

Executive Compensation......................................     7

PROPOSAL 2 -- INDEPENDENT PUBLIC ACCOUNTANTS................    11

Other Information...........................................    11

                           [DRUG EMPORIUM, INC. LOGO]
                              DRUG EMPORIUM, INC.
                            155 Hidden Ravines Drive
                                  Powell, Ohio

                           --------------------------

                                PROXY STATEMENT
                           --------------------------

                                 VOTING MATTERS

RECORD DATE INFORMATION

     Each share of Drug Emporium common stock you own as of May 22, 2000 entitles you to one vote. On May 22, 2000, there were 13,193,285 shares of Drug Emporium common stock outstanding.

VOTING BY MAIL

     Shareholders may sign, date and mail their proxies in the postage-paid envelope provided. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

VOTING BY TELEPHONE OR INTERNET

     This year Drug Emporium is offering shareholders the opportunity to vote by telephone or via the Internet. Instructions for shareholders interested in using either of these methods to vote are printed on the proxy card or voting instruction form.

     If you vote by telephone or via the Internet, please have your proxy card or voting instruction form available. The sequence of numbers appearing on your card or form is necessary to verify your vote. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the proxy card by mail. Voting by telephone and via the Internet are valid proxy voting methods under Delaware law and the Drug Emporium By-laws.

REVOKING YOUR PROXY

     Whether you vote by mail, telephone or via the Internet, you may later revoke your proxy by:

     - Sending a written statement revoking your proxy to the Corporate Secretary of the Company;

     - Submitting a properly signed proxy with a later date;

     - Voting by telephone or via the Internet at a later time; or

     - Voting in person at the annual meeting.

QUORUM

     A quorum will exist if at least one-third of all of the shares of stock entitled to vote are represented at the meeting, in person or by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

VOTE NECESSARY FOR ACTION

     Directors are elected by a plurality vote of shares present at the meeting, meaning that the two director nominees with the most affirmative votes are elected.

     Other action is by an affirmative vote of the majority of the shares present at the meeting. Abstentions and broker non-votes have the effect of a vote "against" matters other than director elections.

     Votes submitted by mail, telephone or Internet, will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how you want your shares voted, they will be voted as the Board recommends.

                                BOARD PRACTICES

BOARD SIZE AND COMPOSITION

     The By-laws of the Company provide for a Board of Directors composed of three to fifteen directors. Currently, the Company has a seven-member board. Five of the seven current board members are independent, non-employee directors.

TERM OF OFFICE

     The Board of Directors is divided into three classes for the purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

     Class II Directors will be elected at the 2000 Annual Meeting of Shareholders and will hold office for a three-year term expiring in 2003. The Class III directors will serve until 2001 and the Class I directors will serve until 2002.

SELECTION OF DIRECTORS

     The Board is responsible for selecting its own members. The Board delegates the screening process to the Nominating Committee with direct input from the chairman and chief executive officer and from the other directors. The Company annually reviews employment and other relationships of directors and the Board believes there is no current relationship between the Company and any of its non-employee directors that would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

BOARD MEETINGS

     The chairman and chief executive officer establishes the agenda for Board meetings. Each director is free to suggest items for the agenda, and each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     In the past fiscal year, the Board of Directors held four regularly scheduled meetings. In addition, the Board held one telephonic meeting. Attendance for these meetings was 97%.

     Our Board has three committees.

AUDIT COMMITTEE

     Members of the Audit Committee are: Donald B. Hayes (Chairman), Robert W. McCurdy and Wesley C. Wright. The primary functions of the Audit Committee are to:

     - Review the plan and scope of the independent auditor's examination;

     - Meet with the independent auditors to review internal controls;

     - Review the scope of internal audit procedures;

     - Review the interim financial statements with management and the independent auditor.

     - Review the annual financial statements and report on them to the Board of Directors; and

     - Review and recommend to the Board of Directors an independent auditor.

     The Audit Committee held three meetings during the last fiscal year.

COMPENSATION COMMITTEE

     Members of the Compensation Committee are: William L. Sweet, Jr. and John Havlicek. The primary functions of the Compensation Committee are to:

     - Make recommendations to the Board of Directors regarding qualified benefit programs for the employees of the Company;

     - Review general and executive compensation and bonus programs and recommend funding for these programs;

     - Recommend base compensation and bonus for the chief executive officer and recommend compensation and bonus levels for executive officers.

     The Compensation Committee met three times during the last fiscal year.

NOMINATING COMMITTEE

     William L. Sweet, Jr. and John Havlicek are members of the Nominating Committee. The primary functions of the committee are to:

     - Review and recommend candidates to stand for election as board members;
       and

     - To recommend candidates to fill board vacancies should they occur.

     The Nominating Committee met once during the last fiscal year.

                             DIRECTOR COMPENSATION

     Of our current Board members, Mr. Kriegel is a salaried employee of Drug Emporium, Inc. and Mr. Loubet is a paid consultant of a subsidiary of the Company. The remaining independent board members receive compensation for Board service that includes:

Annual Retainer:                            $20,000 for four regular meetings
Additional Meetings:                        $5,000 each ($0 for telephonic meetings)
Committee Meetings:                         $2,000 (Chairman)
                                            $1,000 Committee Member
Stock Options:                              22,500 shares

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTORS NOMINATED FOR ELECTION THIS YEAR -- TERMS EXPIRING IN 2003

     - DONALD B. HAYES, 68, is Chairman and Chief Executive Officer of Mainbancorp, Inc. of Austin, Texas and Senior Chairman of Mainbank, NA of Dallas, Texas. From 1990 to 1996, Mr. Hayes was Chairman and Chief Executive Officer of BancWest Bancorp, Inc. and Chairman and Chief Executive Officer of The Bank of the West. Mr. Hayes was appointed to the Board in April of 1999.

     - DAVID L. KRIEGEL, 54, is Chairman, Chief Executive Officer and President of the Company. Mr. Kriegel is also Chairman and Chief Executive Officer of Kriegel Holding Company, Inc., a privately owned corporation dealing with real estate and distribution. Mr. Kriegel is a member of the Board of Directors of TeleSpectrum Worldwide, Inc., a publicly held Company and a member of the Board of Trustees for Ohio Northern University, Ada, Ohio. Mr. Kriegel has been a director since 1983.

                YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE NOMINEES PRESENTED IN PROPOSAL 1.

DIRECTORS REMAINING IN OFFICE UNTIL 2001

     - JOHN HAVLICEK, 60, is a private investor and the co-owner of Havlicek Fliescher Enterprises, a franchise of Wendy's International, Inc. in Weston, Massachusetts. Mr. Havlicek was appointed to the Board in September 1998.

     - WILLIAM L. SWEET, JR., 52, is an attorney and partner in the law firm of Beckman Lawson, LLP in Fort Wayne, Indiana and practices as a management labor and employment lawyer. Mr. Sweet has been a director since 1993.

DIRECTORS REMAINING IN OFFICE UNTIL 2002

     - HENRY R. LOUBET, 48, is Vice Chairman and Interim Chief Operating Officer
       of                     DrugEmporium.com, a wholly owned subsidiary of the
       Company. From 1996 to 1999, Mr. Loubet was the Chief Executive Officer of UnitedHealthcare's Western Region and from 1994 to 1996 he was President and Chief Operating Officer of Foundation Health, a California health plan. Mr. Loubet is a member of the Board of Directors of Managed Care On Line, Inc., Health Plan 2.0, Inc., and Onvoi Business Solutions. He is a member of the Advisory Board for NaviMedix, Inc. Mr. Loubet was appointed to fill a Board vacancy on April 19, 2000.

     - ROBERT W. MCCURDY, RPH, 57, is Assistant to the Dean, Raabe College of Pharmacy at Ohio Northern University. From 1984 to 1996, Dr. McCurdy was associated with Phar-Mor, Inc., where he was Vice President of Pharmacy. Dr. McCurdy was appointed to the Board in April of 1999.

     - WESLEY C. WRIGHT, 53, is President of Wright Management Consultants and a Managing Partner of Diversified Retail Solutions, both retail advisory companies. Prior to 1996, Mr. Wright was with Wal-Mart Stores, Inc. for twenty years where he was Senior Vice President of Store Operations. Mr. Wright has been a director since 1997.

       DRUG EMPORIUM SHARES BENEFICIALLY OWNED BY DIRECTORS AND OFFICERS

     In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote or transfer, and stock options that are exercisable currently or within 60 days of the proxy record date, May 22, 2000. The executive officers included are those named in the Summary Compensation Table. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown or shares investment and/or voting power with the individual's spouse.

                                                                    AMOUNT AND
                                                                     NATURE OF
                                                                    BENEFICIAL
                 NAME                            POSITION            OWNERSHIP    PERCENT OF CLASS
                 ----                    ------------------------   -----------   ----------------
Donald B. Hayes........................  Director                      47,500(1)      *
David L. Kriegel.......................  Director, Chairman & CEO   1,594,300(2)        11.6%
John Havlicek..........................  Director                       7,500(1)      *
William L. Sweet, Jr...................  Director                      27,500(1)      *
Henry R. Loubet........................  Director                       7,500(1)
Robert W. McCurdy......................  Director                       7,500(1)      *
Wesley C. Wright.......................  Director                       7,500(1)      *
A. Joel Arnold.........................  Sr. Vice President            42,017(3)      *
Thomas H. Ziemke.......................  Sr. Vice President            40,551(4)      *
Directors & Executive Officers as a
  Group................................                             1,781,868(5)        12.8%

---------------
* Less than 1%

(1) 7,500 shares represent options exercisable within 60 days.

(2) 607,500 shares represent options exercisable within 60 days.

(3) 42,017 shares represent options exercisable within 60 days.

(4) 19,167 shares represent options exercisable within 60 days.

(5) 713,684 shares represent options exercisable within 60 days.

COMPLIANCE WITH SECTION 16(a) REPORTING

The rules of the Securities and Exchange Commission require that Drug Emporium disclose in its Proxy Statement late filings of reports of stock ownership and changes in stock ownership by its directors and executive officers. To the best of the Company's knowledge, all of the filings for the Company's directors and executive officers were made on a timely basis in fiscal year 2000.

PERSONS OWNING MORE THAN FIVE PERCENT OF DRUG EMPORIUM STOCK

                                 VOTING AUTHORITY     DISPOSITIVE AUTHORITY   TOTAL AMOUNT     PERCENT
                                -------------------   ---------------------   OF BENEFICIAL       OF
       NAME AND ADDRESS           SOLE      SHARED      SOLE       SHARED       OWNERSHIP       CLASS
       ----------------         --------   --------   ---------   ---------   -------------   ----------
Benson Associates, LLC (1)      1,062,525    -0-      1,062,525     -0-        1,062,525          8.05%
  111 S.W. Fifth Ave.
  Portland, OR 97204
Dimensional Fund                 978,700     -0-       978,700      -0-          978,700          7.42%
  Advisors Inc. (1)
  1299 Ocean Ave.
  Santa Monica, CA 90401
AXA Financial, Inc. (1)          747,321     -0-       475,521     374,300       849,821          6.44%
  1290 Ave. of Americas
  New York, NY 10104
John B. Gerlach Trust           1,248,000    -0-      1,248,000     -0-        1,248,000          9.46%
  37 West Broad Street
  Columbus, OH 43215
David L. Kriegel                1,594,300    -0-      1,594,300     -0-        1,594,300          11.6%
  155 Hidden Ravines Dr.
  Powell, OH 43065

---------------
(1) This information is based on 13G filings with the Securities and Exchange Commission submitted by Benson Associates on February 16, 2000; Dimensional Fund Advisors, Inc. on February 11, 2000 and AXA Financial, Inc. on February 14, 2000.

                               PERFORMANCE GRAPH

     This graph compares the cumulative total shareholder return on Drug Emporium's common stock for the last five fiscal years with the cumulative total return of:

     - The Nasdaq Retail Trade Stock Index, and

     - The NACDS Peer Group Index of publicly-held chain drug companies.

     The graph assumes the investment of $100 in Drug Emporium's common stock, the Nasdaq Retail Trade Stock Index and the NACDS Peer Group Index on February 26, 1995.

                                    [GRAPH]

                                                      NASDAQ RETAIL                NACDS PEER                 DRUG EMPORIUM
                                                      -------------                ----------                 -------------
1995                                                     100.00                      100.00                      100.00
1996                                                     118.00                      128.00                       94.00
1997                                                     131.00                      172.00                      134.00
1998                                                     173.00                      282.00                      105.00
1999                                                     180.00                      435.00                      159.00
2000                                                     159.00                      283.00                      106.00

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation program for the executive officers of the Company is the responsibility of the Compensation Committee composed of two members of the Board of Directors, Mr. Havlicek and Mr. Sweet. Compensation for executive officers is recommended by the Chief Executive Officer and reviewed by the Compensation Committee, which passes its recommendations along to the full Board of Directors for approval. The Chief Executive Officer's compensation is determined by the Compensation Committee and recommended to the Board based in part on his Employment Agreement, which provides for a base salary of $275,000.

     The Company's primary objective in the area of compensation is to provide a compensation program that will attract, retain, motivate and reward executives with the experience and capabilities of providing outstanding leadership to the Company's employees and excellent returns for the Company's shareholders.

The key components of the compensation program, which are evaluated annually, include base salary, bonus opportunities and longer-term quality incentives such as stock options. The Company believes its compensation package provides incentives for causing both short-term and long-term improvement in the Company's earnings, cash flow and net return on equity. The Committee currently does not believe that the tax laws relating to deductibility of executive compensation in excess of $1,000,000 will have a material impact on the existing executive compensation. However, the 1999 Stock Incentive Plan is designed so that awards made under that plan will be eligible to meet the tax law requirements for deductibility.

     In determining annual compensation, the same standards are applied to the Chief Executive Officer as to the other executive officers. Salaries are determined by evaluating the scope of responsibilities of the executive's position, experience, recent past performance, length of service, contribution to corporate performance and the development and execution of business strategies. There are no specific defined targets or other criteria, which tie corporate performance to executive compensation. Compensation is subjectively measured by individual qualitative measures, with no specific weight given to any particular factor. Meaningful differences in individual performance and contribution to long-term shareholder value are recognized. The salary and cash bonus components are intended to reward short-term and long-term improvements in the Company's performance attributable to recent efforts of the officer. Equity based compensation is intended to provide a long-term link between executive performance with a view toward maximizing of long-term shareholder value and rewards provided to the executives. For the fiscal year ending February 26, 2000, Mr. Kriegel's salary was set at $400,000.

     While the Compensation Committee did not take into consideration compensation paid to executives in peer group retail companies in determining compensation for the Company's executive officers, the Committee notes that the Company's executive officers are generally compensated below the levels paid to peer group executives.

     The Committee will continue to review the elements of the Company's executive compensation program to ensure that the total program and each element thereof meet the Company's business objectives and philosophy.

Submitted by the Compensation Committee of the Board of Directors
John Havlicek
William L. Sweet, Jr.

                           SUMMARY COMPENSATION TABLE

     The table below indicates compensation for the Chief Executive Officer and the most highly compensated executive officers of the Company whose annual salary and bonus exceed $100,000 for the last fiscal year.

                                                                                     SECURITIES (1)
                                                                                   UNDERLYING OPTIONS
                   NAME                         YEAR       SALARY        BONUS          AND SARS
                   ----                         ----      --------      --------   ------------------
David L. Kriegel..........................      2000      $400,000        -0-            22,500
Chairman & CEO                                  1999      $400,000      $150,000       -0-
                                                1998      $350,000      $197,291(2)     -0-
A. Joel Arnold............................      2000      $203,362        -0-            20,000
Sr. Vice President                              1999      $200,000        -0-          -0-
                                                1998      $200,000      $ 30,000       -0-
Thomas H. Ziemke..........................      2000      $183,035        -0-            20,000
Sr. Vice President(3)                           1999      $180,000      $ 10,000         35,000

---------------
(1) Options were granted under the Company's 1999 Stock Incentive Plan which permits limited donative transfers to members of the optionee's immediate family (and certain related trusts and similar entities) subject to the approval of the committee that administers the plan.

(2) The Board of Directors approved a payment of $171,875 to be made in equal installments over three years beginning Mach 1, 1995 to compensate Mr. Kriegel for a stock option pricing discrepancy. The final payment of $57,291 was made in fiscal 1998.

(3) Mr. Ziemke was appointed as a Senior Vice President on March 1, 1998.

EMPLOYMENT AGREEMENTS

     The Company entered into an Employment Agreement with David L. Kriegel on March 11, 1993 as amended. According to the terms of this agreement, Mr. Kriegel has agreed to perform the duties of chief executive officer for an annual minimum salary of $275,000 with an annual bonus in an amount up to 100% of his salary as determined by the Board of Directors. Mr. Kriegel has also received nonqualified stock options for 500,000 shares of Company Common Stock. Mr. Kriegel is also entitled to all benefits offered to senior management. The employment agreement may be terminated at any time by the Board of Directors and may be terminated by Mr. Kriegel with 60 days notice. The agreement provides that if Mr. Kriegel is terminated without cause, as defined in the agreement, or if he dies or is permanently disabled, his salary will continue for one year. Mr. Kriegel's salary for fiscal 2001 has been set at $400,000.

     An amendment to Mr. Kriegel's Employment Agreement and an Employment Security Agreement with Mr. Arnold both dated December 2, 1997, provided each of the officers certain payments in the event of a "change in control". A change of control means either the ownership of 50% of the Company Common Stock by a person or group of persons not directors of the Company as of the date of the amendment or agreement or the occurrence of both (i) the ownership of 20% of the Company Common Stock by a person or group of persons not directors of the Company as of the date of the amendment or agreement; and (ii) a majority of the persons acting as directors at the date of the amendment or agreement or their designees no longer constituting a majority of the Board.

     Payments due the officers upon a change of control and the officers leaving the employ of the Company, other than for cause, are cash payments equal to the past three years salary and bonus for Mr. Kriegel and the past two years salary and bonus for Mr. Arnold, the continuation of employee benefits for 36 months for Mr. Kriegel and 24 months for Mr. Arnold and additional retirement benefits computed as though the officer were any employee for three additional years for Mr. Kriegel and two additional years for Mr. Arnold. In no event can the aggregate present value of the payments to Mr. Kriegel exceed an amount equal to three times the aggregate present value of his base amount, calculated in accordance with section 280G of the Internal Revenue Code, multiplied by 99%.

     Mr. Kriegel's rights to payment in the event of a change of control continue for one year after the event; Mr. Arnold's rights continue for two years after the event. The right to payment for Mr. Kriegel terminates upon his termination for cause as Chairman and Chief Executive officer of the Company by the Board of Directors and Mr. Arnold's right to payment will terminate upon his termination by the Company for cause or his voluntary resignation.

     Mr. Kriegel has also entered into a Consulting Agreement with the Company, which provides that upon termination of Mr. Kriegel's employment due to a change of control, he shall provide consulting services to the Company for one year and received a consulting fee of $150,000.

INSIDER PARTICIPATION AND DIRECTOR INTERLOCKS

     Mr. Sweet is a director and member of the Compensation Committee. The law firm in which Mr. Sweet is a partner supplied some legal services to the Company during fiscal year ending February 26, 2000.

OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                        STOCK PRICE
                             NUMBER OF                                                               APPRECIATION FOR
                       SECURITIES UNDERLYING    % OF TOTAL OPTIONS      EXERCISE                        OPTION TERM
                          OPTIONS GRANTED      GRANTED TO EMPLOYEES   OR BASE PRICE   EXPIRATION   ---------------------
        NAME                  (#)(1)              IN FISCAL YEAR         ($/SH)          DATE       5% ($)      10% ($)
        ----           ---------------------   --------------------   -------------   ----------   ---------   ---------
David L. Kriegel.....          22,500                  2.6%               $7.75        6/23/09      109,664     277,909
A. Joel Arnold.......          20,000                  2.3%               $7.75        6/23/09       97,479     247,030
Thomas H. Ziemke.....          20,000                  2.3%               $7.75        6/23/09       97,479     247,030
All Optionees........         857,000                  100%

---------------
(1) Options were granted under the Company's 1999 Stock Incentive Plan which permits limited donative transfers to members of the optionee's immediate family (and certain related trusts and similar entities) subject to the approval of the committee that administers the plan.

                       STOCK OPTION VALUES AND EXERCISES

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION AND SAR VALUES

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED
                                                                     OPTIONS/SARS FOR
                                                                      FISCAL YEAR END
                                                              -------------------------------
                            NAME                              EXERCISABLE   UNEXERCISABLE (1)
                            ----                              -----------   -----------------
David L Kriegel.............................................    607,500          15,000
A. Joel Arnold..............................................     42,017          22,983
Thomas H. Ziemke............................................     19,167          37,833

---------------
(1) None of the unexercised options are in the money.

                  PROPOSAL 2 -- INDEPENDENT PUBLIC ACCOUNTANTS

     The shareholders are asked to approve and ratify the Board of Directors' reappointment of Ernst & Young, LLP as the Company's independent auditors to examine the financial statements to be included in the 2001 Annual Report to Shareholders.

     Representatives from Ernst & Young, LLP will be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement and respond to any appropriate questions.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                               OTHER INFORMATION

SUBMISSION OF DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders of the Company may submit proper proposals for consideration at the 2001 Annual Meeting of Shareholders by submitting their proposals in writing to the Company in a timely manner and in compliance with federal and state laws and regulations and the By-laws of the Company. In order to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company on or before January 22, 2001 and must comply with the requirements of "Rule 14a-8" of the Securities Exchange Act of 1934. The timely submission of a shareholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2001 Annual Meeting.

     Under the Company's By-laws, a proposal or nomination that the shareholder does not seek to include in the Company's Proxy Statement under Rule 14a-8 must be submitted in writing to the Company for the 2001 Annual Meeting of Shareholders not less than 60 days prior to the 2001 Annual Meeting. The shareholder's notice must include certain specific information concerning the proposal or nominee, as specified in the Company's By-laws. Any shareholder may obtain a copy of the relevant provision of the Company's By-laws without charge upon written request to the Secretary of the Company. All notices of proposals and nominations by shareholders, whether or not to be included in the Company's proxy materials and all other requests for information concerning shareholder proposals, must be sent to Drug Emporium, Inc., Attention: Secretary, 155 Hidden Ravines Drive, Powell, Ohio 43065.

     Any shareholder proposal or nomination must also comply with provisions of the Company's Restated Certificate of Incorporation, as amended. No shareholder proposal will be considered unless it is in compliance with the requirements mentioned above. If a shareholder does not comply with the requirements of Rule 14a-8 of the Securities and Exchange Act, the persons appointed as proxies on the proxy card solicited by the Board of Directors of the Company for the 2001 Annual Meeting may exercise discretionary voting authority, in accordance with their best judgment, on any proposal submitted by shareholders outside of Rule 14a-8.

SOLICITATION

     Drug Emporium is soliciting this proxy on behalf of its Board of Directors. This solicitation is being made by mail and via the Internet. Drug Emporium pays all costs of the solicitation, including certain expenses charged by brokers and nominees who mail proxy material to their customers. Several officers and employees of the company may solicit, to a limited extent, proxies in person, by mail, telephone or facsimile.

                           [DRUG EMPORIUM, INC. LOGO]

                            VISIT OUR ON-LINE STORE
                          http://www.drugemporium.com

DRUG EMPORIUM, INC.
PROXY SERVICES
P.O. BOX 9079
FARMINGDALE, NY 11735


VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Drug Emporium, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================
DRUG EMPORIUM, INC.

The Board of Directors recommends a vote FOR all nominees and FOR proposal 2.

     VOTE ON DIRECTORS

     1. Election of Class II Directors for a three year term to expire at the Annual Meeting in 2003.

               01) Donald B. Hayes,     02) David L. Kriegel

                    For       Withhold       For All
                    All          All         Except

                    [ ]          [ ]           [ ]

          To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

          -------------------------------------------------------------------

     VOTE ON PROPOSALS

     2. To approve and ratify the appointment of Ernst & Young, LLP as independent auditors for the fiscal year ending March 3, 2001.

                    For       Against        Abstain

                    [ ]         [ ]            [ ]

     The meeting will be held at 9:00 a.m. at the offices of the Columbus Bar Association, 175 South Third Street, 11th floor Columbus, Ohio 43215.


     -------------------------------------  --------
     Signature [PLEASE SIGN WITHIN BOX]     Date



     -------------------------------------  --------
     Signature (Joint Owners)               Date

================================================================================

--------------------------------------------------------------------------------

================================================================================

                              DRUG EMPORIUM, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 12, 2000


The undersigned hereby appoints Terry L. Moore and Jane H. Lagusch and each of them with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Drug Emporium, Inc. (the "Company") and any adjournments thereof and to vote all shares of common stock the undersigned would be entitled to vote as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the meeting.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

================================================================================